                                                    MORTGAGE AND SECURITY AGREEMENT
                                                             [Frontier/PK]

                                                              Dated as of

                                                              May 9, 2001

                                                                 AMONG

                                                       FRONTIER AIRLINES, INC.,

                                                               Borrower,

                                                 PK AIRFINANCE S.A., NEW YORK BRANCH,
                         as Administrative Agent on behalf of the Lender, Edison Asset Securitization, L.L.C.

                                                                  AND

                                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                           as Collateral Agent on behalf of the Lender, Edison Asset Securitization, L.L.C.

                                                    -------------------------------

                                               Three (3) Airbus Model A319-111 Aircraft

                                                           Table of Contents
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                                                           Table of Contents

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                                                         i

Article I......................................................................DEFINITIONS AND INTERPRETIVE MATTERS
         3

         Section 1.01...................................................................................Definitions
                  3

         Section 1.02..................................................................Certain Interpretive Matters
                  13

Article II................................................................................................THE NOTES
         15

         Section 2.01.................................................................................Form of Notes
                  15

         Section 2.02................................................................................Terms of Notes
                  20

         Section 2.03....................................................Termination of Interest in Mortgage Estate
                  20

Article III................................REGISTRATION AND MAINTENANCE; OPERATION; POSSESSION AND LEASES; INSIGNIA
         21

         Section 3.01..................................................................Registration and Maintenance
                  21

         Section 3.02.....................................................................................Operation
                  21

         Section 3.03.........................................................................Possession and Leases
                  21

         Section 3.04......................................................................................Insignia
                  24

Article IV...............................REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS
         24

         Section 4.01..........................................................................Replacement of Parts
                  24

         Section 4.02.................................................Pooling of Parts; Temporary Replacement Parts
                  24

         Section 4.03......................................................Alterations, Modifications and Additions
                  25

         Section 4.04..................................................................Improvements Owned by Others
                  25

         Section 4.05.......................................................................Substitution of Engines
                  25

Article V......................................................................LOSS, DESTRUCTION, REQUISITION, ETC.
         26

         Section 5.01....................................................Event of Loss With Respect to the Aircraft
                  26

         Section 5.02.......................................................Event of Loss With Respect to an Engine
                  26

         Section 5.03..........Application of Payments From Governmental Authorities for Requisition of Title, Etc.
                  27

         Section 5.04Requisition for Use of the Aircraft by the United States Government or the Government of Registry of the Aircraft
                  27

         Section 5.05.............Application of Payments During Existence of Special Defaults or Events of Default
                  28

Article VI................................................................................................INSURANCE
         28

         Section 6.01...............................Bodily Injury Liability and Property Damage Liability Insurance
                  28

         Section 6.02..............................................Insurance Against Loss or Damage to the Aircraft
                  29

         Section 6.03.................................................................................Reports, Etc.
                  30

         Section 6.04................................................................................Self-Insurance
                  31

         Section 6.05..............................................................Additional Insurance by Borrower
                  31

         Section 6.06............................................Indemnification by Government in Lieu of Insurance
                  31

         Section 6.07..........Application of Payments During Existence of a Special Default or an Event of Default
                  31

         Section 6.08...................................................................Terms of Insurance Policies
                  32

Article VII...........................................................................................MISCELLANEOUS
         33

         Section 7.01.......................................................................Termination of Mortgage
                  33

         Section 7.02...............................................No Legal Title to Mortgage Estate in the Lender
                  33

         Section 7.03...............................................Sale of Aircraft by Collateral Agent is Binding
                  34

         Section 7.04.....................Mortgage for Benefit of Administrative Agent, Collateral Agent and Lender
                  34

         Section 7.05......................................No Action Contrary to Borrower's Rights; Quiet Enjoyment
                  34

         Section 7.06.......................................................................................Notices
                  34

         Section 7.07..........................................Administrative Agent's Right to Perform for Borrower
                  35

         Section 7.08..................................................................................Severability
                  35

         Section 7.09...................................................No Oral Modifications or Continuing Waivers
                  35

         Section 7.10........................................................................Successors and Assigns
                  35

         Section 7.11......................................................................................Headings
                  35

         Section 7.12...................................................................GOVERNING LAW; Counterparts
                  35

         Section 7.13................................................................................No Proceedings
                  36

         Section 7.14..............................................................................Limited Recourse
                  36

                                                         - 1 -

EXHIBIT A           -  Form of Mortgage Supplement

                                                                                        [Mortgage and Security Agreement [Frontier/PK]]
                                                          37

                                             MORTGAGE AND SECURITY AGREEMENT [Frontier/PK]

                  MORTGAGE AND SECURITY AGREEMENT  [Frontier/PK],  dated as of May 9, 2001, among FRONTIER  AIRLINES,  INC., a Colorado corporation  (the  "Borrower"),  PK  AIRFINANCE  S.A.,  NEW  YORK  BRANCH,  a  company  organized  under  the  laws of  Luxembourg,  as
                    --------
Administrative  Agent on behalf of the Lender (together with its successors  hereunder in such capacity,  the "Administrative  Agent"),
                                                                                                               ---------------------
and GENERAL ELECTRIC CAPITAL  CORPORATION,  as Collateral Agent on behalf of the Lender (together with its successors hereunder in such capacity, the "Collateral Agent").
               ----------------

                  WHEREAS,  all capitalized terms used herein shall have the respective  meanings set forth or referred to in Article I hereof;

                  WHEREAS,  the Borrower  desires by this Mortgage,  among other things (i) to provide for the issuance by the Borrower to the Lender of Notes  evidencing  participation by the Lender in each Loan as provided in the Credit  Agreement,  and (ii) to provide for the  assignment,  mortgage and pledge by the Borrower to the Collateral  Agent, as the Mortgage  Estate  hereunder,  the Borrower's right,  title and interest in and to each Aircraft and the payments and other amounts  received in respect  thereof in accordance  with the terms hereof, as security for, among other things,  the Borrower's  obligations to the Lender,  and for the benefit and security of the Lender;

                  WHEREAS,  all  things  have been done to make the Notes,  when  executed  by the  Borrower  and issued and  delivered hereunder, the valid obligations of the Borrower; and

                  WHEREAS, all things necessary to make this Mortgage the valid, binding and legal obligation of the Borrower,  for the uses and purposes herein set forth and in accordance with its terms, have been done and performed and have happened;

                                                         -- GRANTING CLAUSE --

                  NOW, THEREFORE, THIS MORTGAGE AND SECURITY AGREEMENT WITNESSETH,  that, to secure the prompt payment of the principal of and Break Amount and Swap  Breakage  Amount (if any) and interest on, and all other amounts due under and with respect to, all Notes from time to time  outstanding  hereunder  and the  performance  and  observance by the Borrower of all the  agreements,  covenants and provisions  for the benefit of the Lender herein and in the Credit  Agreement and the Notes  contained,  and the prompt  payment of any and all amounts from time to time owing hereunder and under the Credit  Agreement and the other Operative  Documents by the Borrower to the Lender,  and for the uses and purposes and subject to the terms and provisions  hereof, and in consideration of the premises and of the covenants  herein  contained,  and of the  acceptance  of the Notes by the Lender,  and of the sum of $1 paid to the Borrower at or before the  delivery  hereof,  the receipt  whereof is hereby  acknowledged,  the  Borrower has  granted,  bargained,  sold,  assigned, transferred,  conveyed,  mortgaged,  pledged and confirmed, and does hereby grant, bargain, sell, assign,  transfer,  convey, mortgage, pledge and  confirm,  unto the  Collateral  Agent and its  successors  and  assigns,  for the  security  and benefit of the Lender,  as aforesaid,  a security  interest  in and  mortgage  lien upon,  all right,  title and  interest  of the  Borrower  in, to and under the following described property,  rights and privileges (which collectively,  including all property hereafter  specifically  subjected to the Lien of this  Mortgage by a Mortgage  Supplement  or any other  mortgage  supplemental  hereto,  shall  constitute  the  "Mortgage
                                                                                                                              ---------
Estate"), to wit:

                  1.       each Aircraft  (including the Airframe and the  associated  Engines) as more  particularly  described in the relevant  Mortgage  Supplement and all replacements  thereof and  substitutions  therefor to which the Borrower shall from time to time acquire title as provided herein or any such  replacements or substitutions  therefor,  as provided in this Mortgage,  and all records, logs and other documents at any time maintained with respect to the foregoing property;

                  2.       the FAA Bill of Sale and Warranty Bill of Sale issued by AVSA,  S.A.R.L.  to the Borrower in respect of each
Aircraft;

                  3.       Clause 12  (Warranties and Service Life Policy) and Clause 13 (Patent  Indemnity) of the Purchase  Agreement
insofar as they relate to the Aircraft or any element  thereof,  the warranties and  indemnities,  including all  limitations  thereto, provided in Section 2 of Exhibit B in the Engine  Agreement and all claims arising under such  provisions in respect of the Engines and the Bills of Sale  (reserving  to the  Borrower,  however,  all of the  Borrower's  other  rights and  interest in and to the  Purchase
Agreement  and the Engine  Agreement)  together  with all rights,  powers,  privileges,  options and other  benefits of the Borrower in respect of such provisions (subject to such reservation) with respect to the Airframes or the Engines,  including,  without limitation, the right to make all waivers and  agreements,  to give and receive all notices and other  instruments or  communications,  and to take such action upon the occurrence of a default in respect of such  provisions,  including the  commencement,  conduct and consummation of legal,  administrative  or other  proceedings,  as shall be  permitted  thereby or by law, and to do any and all other things which the
Borrower  is or may be  entitled  to do in respect of such  provisions  (subject to such  reservation),  subject,  with  respect to the
Purchase  Agreement,  to the terms and  conditions of the Consent and Agreement and, with respect to the Engine  Agreement,  the Engine
Consent and Agreement;

                  4.       all payments or proceeds  payable to the Borrower  with respect to each  Aircraft or any part thereof as the result of the sale, lease or other disposition  thereof,  and all estate,  right,  title and interest of every nature whatsoever of the
Borrower in and to the same and every part thereof;

                  5.       all  insurance  and  requisition  proceeds and all other  payments of any kind with respect to the Aircraft, including but not limited to the insurance  required  hereunder but excluding any credits provided to the Borrower by any manufacturer, seller or supplier of the Aircraft or any Engine or Part;

                  6.       all monies and  securities  deposited  or  required to be  deposited  with the  Administrative  Agent or the
Collateral  Agent or the Lender  pursuant to any term of this Mortgage or required to be held by the  Administrative  Agent in the name of the Collateral Agent or by the Collateral Agent or the Lender hereunder; and

                  7.       all proceeds of any of the foregoing.

Any and all properties referred to in this Granting Clause which are hereafter acquired by the Borrower, shall, without further conveyance, assignment or act by the Borrower or the Collateral Agent or the Lender thereby become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.

                  Notwithstanding  any of the foregoing  provisions of this Granting Clause,  but subject to the express  provisions of the other  articles of this  Mortgage,  so long as no Event of Default shall have occurred and be  continuing,  the Borrower shall have the right,  to the  exclusion  of the  Administrative  Agent and  Collateral  Agent and any others  claiming  by,  through or under the
Administrative  Agent and Collateral Agent, (i) to quiet enjoyment of each Aircraft,  Airframe and Engine, and to possess,  use, retain and control each Aircraft,  Airframe and Engine and all revenues,  income and profits  derived  therefrom and (ii) with  respect to the
Assigned  Warranties,  to  exercise  in the  Borrower's  name all rights and powers  under the  Assigned  Warranties  and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity or other obligation under the Assigned Warranties.

                                                         -- HABENDUM CLAUSE --

                  TO HAVE AND TO HOLD all and singular the aforesaid  property unto the Collateral  Agent,  its successors and assigns, in trust for the benefit and security of the Lender,  and for the uses and purposes and subject to the terms and  provisions  set forth in this Mortgage.

                  The  Borrower  does hereby  constitute  the  Collateral  Agent the true and lawful  attorney of the  Borrower  (which appointment  is coupled with an interest),  irrevocably,  with full power (in the name of the Borrower or  otherwise) to ask,  require, demand,  receive,  compound and give  acquittance  for any and all monies and claims for monies (in each case  including  insurance and requisition  proceeds)  due and to become due under or arising  out of the  Operative  Documents  and all other  property  which now or hereafter  constitutes part of the Mortgage Estate,  to endorse any checks or other  instruments or orders in connection  therewith and to file any claims or to take any action or to  institute  any  proceedings  which the  Collateral  Agent may deem to be  necessary  or advisable  in the  premises;  provided  that the  Collateral  Agent  agrees not to exercise  such power of attorney  unless an Event of
Default shall be continuing.

                  The Borrower does hereby warrant and represent  that (except as permitted  herein) it has not assigned or pledged any of its right, title, and interest hereby assigned to anyone other than the Administrative Agent and the Collateral Agent.

                  IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

Article I.........
------------------

                                                 DEFINITIONS AND INTERPRETIVE MATTERS
                                                 ------------------------------------

Section 1.01......Definitions.  For all purposes of this Mortgage the following terms shall have the following meanings (such
                  -----------
definitions to be equally applicable to both the singular and plural forms of the terms defined).  Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Documents.  Unless otherwise specified, Section and Article references are to Sections and
Articles of this Mortgage:

         "Additional Costs" is defined in Section 10(h) of the Credit Agreement.
          ----------------

         "Additional Insured(s)" means, collectively, the Administrative Agent, the Collateral Agent, any Program Support Provider
          ---------------------
and the Lender.

         "Administrative Agent" means PK AirFinance S.A., New York Branch, solely in its capacity as Administrative Agent on behalf
          --------------------
of the Lender, and any successor thereto in such capacity.

          "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or
           ---------
under common control with, such Person.  The term "control" means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aircraft" means each Airframe together with the two (2) Engines referenced in the Mortgage Supplement relating to such
          --------
Airframe, whether or not such Engines are installed on such Airframe or any other airframe, and, where the context permits, all logs, manuals and data and inspection, modification and overhaul records required to be maintained with respect to the foregoing property.

         "Airframe" means:  (i) each Airbus A319-111 aircraft (excluding Engines or engines from time-to-time installed thereon)
          --------
specified by United States Registration Number and Manufacturer's Serial Number in the related Mortgage Supplement; and (ii) any and all related Parts.

         "Applicable Margin" means 1.00% per annum.
          -----------------

         "Applicable Rate" means, with respect to each Loan, the Base Rate for such Loan plus the Applicable Margin.
          ---------------

         "Assigned Warranties" means all right, title and interest of the Borrower in, to and under the warranties covered in
          -------------------
clause 3 of the Granting Clause.

         "Balloon Amount" means, with respect to each Loan, the amount set forth in Annex A to the applicable Note issued by Borrower
          --------------
with respect to such Loan.

         "Bankruptcy Code" means the provisions of title 11 of the United States Code, 11 U.S.C.ss.ss. 101 et seq.
          ---------------                                                                                  -- ---

         "Bankruptcy Event" means, as to any Person, any of the following events:  (a) a case or proceeding shall have been commenced
          ----------------
against such Person seeking a decree or order in respect of such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or (b) such Person shall (i) file a petition seeking relief under the
Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or for any substantial part of such Persons' assets, (iii) make an assignment for the benefit of creditors, or (iv) take any corporate action in furtherance of any of the foregoing.

         "Base Rate" means, with respect to each Loan, a rate of interest per annum equal to the lower of the Administrative Agent
          ---------
Quoted Rate (as defined in Schedule III to the Credit Agreement) for such Loan and the Borrower Rate (as defined in Schedule III to the Credit Agreement) for such Loan, if applicable, in respect of the Swap for such Loan.

         "Bills of Sale" means, collectively, an FAA Bill of Sale and a Warranty Bill of Sale in favor of Borrower.
          -------------

         "Break Amount" means the amount or amounts, if any, required to compensate the Lender for any losses, costs or expenses
          ------------
(excluding loss of profit and Swap Breakage Amount) which it may incur as the result of the prepayment (including a prepayment following acceleration) (or the failure to make any such prepayment on the date irrevocably scheduled therefor) of any Note (or interest thereon) held by it on a date other than the immediately succeeding Interest Payment Date or in an amount different than the amount to be paid on such date pursuant to the terms of the Operative Documents, including, without limitation, losses, costs or expenses incurred in connection with unwinding or liquidating any deposits or funding or financing arrangement with its funding sources, as determined by the Lender absent manifest error.  Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so prepaid from the date of prepayment to the immediately succeeding Interest Payment Date (the "Break Period") over
                                                                                                                  ------------
(ii) the amount of interest component of the amount the Lender would have obtained from leading banks in the London interbank market for Dollar deposits of leading banks in an amount comparable to such principal amount and with a maturity comparable to the Break
Period (as determined by the Lender absent manifest error.)

         "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized
          ------------
to close in New York, New York and Denver, Colorado and, if such day relates to the advance of a Loan or setting of the Applicable
Rate, in New York, New York, Stamford, Connecticut, Denver, Colorado and London, England.

         "Civil Reserve Air Fleet Program" or "CRAF" means the Civil Reserve Air Fleet Program administered by the United States
          -------------------------------      ----
Government or any substantially similar program.

         "Collateral Agent" means General Electric Capital Corporation, solely in its capacity as Collateral Agent hereunder, and any
          ----------------
successor thereto in such capacity.

         "Commercial Paper" means those certain short-term promissory notes issued by a CP Conduit denominated in U.S. Dollars or
          ----------------
other currencies issued and sold from time to time in the United States of America or in other jurisdictions.

         "Commitment" in respect of any Aircraft has the meaning specified in Section 1(b) of the Credit Agreement.
          ----------

         "Consent and Agreement" means, for any Aircraft, the Manufacturer Consent and Agreement [Frontier/PK], dated as of the
          ---------------------
Delivery Date for such Aircraft, of AVSA in respect of such Aircraft.

         "CP Conduit" means any special purpose entity which issues Commercial Paper.
          ----------

         "Credit Agreement" means that certain Credit Agreement [Frontier/PK], dated as of the date hereof, among the Borrower, the
          ----------------
Lender, the Administrative Agent and the Collateral Agent, as such Credit Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

         "Delivery Date" means, for each Aircraft, the date of the initial Mortgage Supplement for such Aircraft, which date shall be
          -------------
the date the Lender delivers the Loan in respect of such Aircraft to Borrower.

         "Default" means any event which with the giving of notice or the lapse of time or both if not timely cured or remedied would
          -------
become an Event of Default pursuant to Section 11 of the Credit Agreement.

         "Dollars", "Dollar" and "$" means the lawful currency of the United States of America.
          -------    ------       -

         "Engine" means (i) each of the two (2) CFM International, Inc. Model CFM56-5B5/P engines listed by Manufacturer's Serial
          ------
Numbers in the initial Mortgage Supplement for each Aircraft, whether or not from time to time installed on such Airframe or any other airframe; (ii) any Replacement Engine which may from time to time be substituted for any Engine pursuant to the terms hereof;
and (iii) in each case, any and all related Parts.  The term "Engines" means, as of any date of determination, both Engines then
                                                              -------
subject to the lien hereof.  Except as otherwise set forth herein, at such time as a Replacement Engine shall be substituted for an
Engine pursuant to the terms hereof, such replaced Engine shall cease to be an Engine hereunder.

         "Engine Agreement" means General Terms Agreement No. 6-13616 dated as of June 30, 2000 between CFM International, Inc. and
          ----------------
Societe Nationale D'Etude et de construction de Moteurs iAviation and the Borrower.

         "Engine Consent and Agreement" means, for any Aircraft, the Engine Consent and Agreement [Frontier/PK] dated as of the
          ----------------------------
Delivery Date of such Aircraft of the Engine Manufacturer in respect of such Aircraft.

         "Engine Manufacturer" means CFM International, Inc.
          -------------------

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          -----

         "Event of Default" has the meaning specified in Section 11 of the Credit Agreement.
          ----------------

         "Event of Loss" with respect to any Aircraft, Airframe or Engine means any of the following events with respect to such
          -------------
property:  (i) the loss of such property, or of the use thereof, due to the destruction of or damage to such property which renders repair uneconomical or which renders such property permanently unfit for normal use by the Borrower for any reason whatsoever;
(ii) any damage to such property which results in the receipt of insurance proceeds with respect to such property on the basis of an actual, constructive or compromised total loss; (iii) theft, hijacking or disappearance of such property for a period in excess of
90 days (or, if earlier, the date on which the Borrower has confirmed to the Administrative Agent in writing that it cannot recover such property); (iv) the confiscation, condemnation, or seizure of, or requisition of (x) title to, or use of, such property by any governmental or purported governmental authority (other than a requisition of use by the government of the United States of America or any agency or instrumentality thereof which bears the full faith and credit of the government of the United States of America) or
(y) use by any other government or governmental authority for a period in excess of 60 consecutive days; (v) as a result of any law, rule, regulation, order or other action by the FAA or other similar governmental body of the government of registry of such Aircraft having jurisdiction, use of such type of property in the normal course of the business of air transportation shall have been prohibited for a period of six consecutive months, unless the Borrower, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary and desirable to permit the normal use of such property by the Borrower, but in any event if such use shall have been prohibited for a period of 12 months; and (vi) any event treated as an Event of Loss pursuant to Section 3.03(d) hereof.

         An Event of Loss with respect to an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the related Airframe.

         "Expense" or "Expenses" means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out
          -------      --------
of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature but excluding internal costs and expenses such as salaries, any amounts that would be included in Break Amount and Swap Breakage Amount, and overhead of whatsoever kind and nature.

         "FAA Bill of Sale" means, for each Aircraft, a bill of sale on AC Form 8050-2 or such other form as may be approved by the
          ----------------
FAA in favor of the Borrower from Seller in respect of such Aircraft.

         "Federal Aviation Act" means subtitle VII of Title 49 of the United States Code, or any successor provision.
          --------------------

         "Federal Aviation Administration" and "FAA" mean the United States Federal Aviation Administration and any successor agency
          -------------------------------       ---
or agencies thereto.

         "FedWire" means the funds transfer system used to transfer reserve balances for immediately available credit among the
          -------
member banks of the United States Federal Reserve System.

         "Final Maturity Date" means with respect to each Loan, the date corresponding to the 120-month anniversary date of the
          -------------------
Delivery Date of the applicable Aircraft (or, if such date is not a Business Day, the next succeeding Business Day).

         "Fixing Date" is defined in Schedule III to the Credit Agreement.
          -----------

         "GAAP" means generally accepted accounting principles, consistently applied.
          ----

         "GE Capital" means General Electrical Capital Corporation.
          ----------

         "Governmental Authority" means any nation or government, any state, county, city, town, district, board, bureau, office,
          ----------------------
commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other
Person operated thereby), and any court, agency, department, authority or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Inchoate Liens" mean inchoate Liens of the type described in Section 9(e)(ii) of the Credit Agreement for taxes not yet due
          --------------
and Section 9(e)(iii) of the Credit Agreement (other than, in the case of said clause (iii), contested Liens).

         "Indemnified Amounts" means, with respect to any Person, any and all claims, losses, liabilities, obligations, damages,
          -------------------
penalties, actions, judgments, suits, proceedings in contract or tort including such Person's strict liability in tort, and related costs and expenses of any nature whatsoever (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

         "Indemnified Party," "Indemnitee," or "Indemnitees" means, collectively, the Collateral Agent, the Administrative Agent, the
          -----------------    ----------       -----------
Lender (and, to the extent the Lender is a CP Conduit, its Program Support Providers) and each of their respective successors, permitted assigns (and, to the extent such permitted assignee is a CP Conduit, its Program Support Providers), directors, officers, and employees.

         "Interest Payment Date" means, with respect to each Loan, the one month anniversary date of the Delivery Date of the
          ---------------------
applicable Aircraft and thereafter on the corresponding date of each succeeding month; provided that, if any such date shall not be a
                                                                                       --------
Business Day, then the relevant Interest Payment Date shall be the next succeeding Business Day unless by virtue of such extension such date would fall in the next succeeding calendar month, in which case the relevant Interest Payment Date shall be the next preceding Business Day.

         "Lender" means Edison Asset Securitization, L.L.C., a limited liability company organized under the laws of the State of
          ------
Delaware, together with its successors and permitted transferees and assigns.

         "Lender Lien" means any Lien on any part of the Mortgage Estate arising as a result of or in connection with (a) claims
          -----------
against or affecting the Administrative Agent, the Collateral Agent or the Lender and that are not related to the transactions contemplated by the Operative Documents, (b) any act or omission of any such party (including, in the case of the Collateral Agent or the Administrative Agent, such Person in its individual capacity or in its capacity as agent) that is not related to the transactions contemplated by the Operative Documents, or (c) Taxes (including claims therefor) or other losses, costs or expenses imposed on any such party (including, in the case of the Collateral Agent or the Administrative Agent, such Person in its individual capacity or in its capacity as agent) for which Borrower is not obligated to indemnify pursuant to the Credit Agreement or any other Operative
Document.

          "LIBOR" means, in relation to any period, the rate for deposits in United States Dollars for that period quoted on Telerate
           -----
page 3750 (British Bankers' Association Interest Settlement Rates) (or such other page as may replace such Page 3750 on such system)
as being the rate at which deposits in United States Dollars are offered in the London Interbank Market for the same or substantially similar period at, or about, 11:00 a.m. (London time) on the second Business Day before the first day of the relevant period on which any amount is required to be funded for the purpose of this Agreement, or if, on such date, no rate is displayed, LIBOR shall mean the rate for deposits of an amount comparable to the Loan in United States Dollars for that period determined by the Agent to be the arithmetic mean of the rates offered by Citibank N.A., Barclays Bank plc and Bankers Trust Company at 11:00 a.m. London time on the second Business Day before the first day of the relevant period for that relevant period.

         "Lien" means any mortgage, pledge, lien, claim, encumbrance, lease, security interest or other lien of any kind on property.
          ----

         "Liquidity Agent" means GE Capital, in its capacity as agent for the Liquidity Providers pursuant to the Liquidity Loan
          ---------------
Agreement.

         "Liquidity Loan Agreement" means the Liquidity Loan Agreement dated as of May 9, 2001, among the initial Lender, as
          ------------------------
borrower, the Liquidity Providers from time to time party thereto and GE Capital, in its capacities as (a) the operating agent for the initial Lender, (b) the "Collateral Agent" thereunder, (c) the initial Liquidity Provider and (d) the Liquidity Agent.

         "Liquidity Loans" means any and all borrowings by the initial Lender under the Liquidity Loan Agreement.
          ---------------

         "Liquidity Providers" means, collectively, GE Capital and any other provider of Liquidity Loans under the Liquidity Loan
          -------------------
Agreement.

         "Litigation" means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or
          ----------
threatened against such Person before any Governmental Authority or before any arbitrator or panel of arbitrators.

         "Loan" in respect of each Aircraft means the money borrowed on the Delivery Date for such Aircraft by the Borrower from the
          ----
Lender.

         "Maintenance Program" means the maintenance program for the Aircraft of the Borrower which is approved by the government of
          -------------------
registry of the Aircraft.

         "Manufacturer" means Airbus Industries GIE, in its capacity as manufacturer of the Aircraft, and its successors and assigns.
          ------------

         "Moody's" means Moody's Investors Service.
          -------

         "Mortgage" and "this Mortgage" mean this Mortgage and Security Agreement [Frontier/PK], including any Mortgage Supplement
          --------       -------------
and each other supplement from time to time entered into pursuant hereto.

         "Mortgage Estate" means the "Mortgage Estate" as defined in the Granting Clause hereof.
          ---------------             ---------------

         "Mortgage Supplement" means a supplement to this Mortgage substantially in the form of Exhibit A, which shall particularly
          -------------------
describe each Airframe and associated Engines, or any Replacement Engine, included in the property of the Borrower covered by this
Mortgage, or any other supplement hereto.

         "Non-U.S. Person" means any Person other than (i) a citizen or resident of the United States of America (for purposes of
          ---------------
this definition, the "United States"), (ii) a corporation, partnership, limited liability company or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

         "Notes" or "Promissory Notes" means the promissory notes issued pursuant to Section 2.02(a) and any such notes issued in
          -----      ----------------
exchange or replacement therefore pursuant to Section 10 of the Credit Agreement.

         "Note Register" has the meaning specified in Section 10(c) of the Credit Agreement.
          -------------

         "Operative Documents" means the Credit Agreement, the Mortgage, any Mortgage Supplement, the Notes, each Consent and
          -------------------
Agreement and each Engine Consent and Agreement, and any amendments, of supplements of any of the foregoing.

         "Original Amount," with respect to a Note, means the stated original amount (that is, principal) of such Note, and, with
          ---------------
respect to all the Notes of any Series, means the aggregate stated original amounts of such Notes, which shall, on the Delivery Date for the Aircraft of the related Series, equal the amount of the Loan for such Aircraft.  The Original Amount for each Series of Notes shall be $24,000,000 with respect to each Aircraft.

         "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever
          -----
nature (other than complete Engines or engines), which are from time to time incorporated or installed in or attached to an Airframe or any Engine and all such items which are subsequently removed therefrom so long as the Lien of this Mortgage shall cover the same pursuant to the terms hereof; provided, however, that improvements described in Section 4.04 hereof shall not fall within the definition of Parts.

         "Past Due Rate" means a per annum rate equal to the Applicable Rate plus 4.0% calculated on the basis of a year of 360 days
          -------------
and actual number of days elapsed.

         "Payment Office" means the bank and account number referred to in Schedule I to the Credit Agreement.
          --------------

         "Permitted Investments" means those investments described in Section 15 of the Credit Agreement.
          ---------------------

         "Permitted Transferee" is defined in Section 23(c)(v) of the Credit Agreement.
          --------------------

         "Permitted Lien" means any Lien permitted under Section 9(e) of the Credit Agreement.
          --------------

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock
          ------
company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as such term is defined in Section 3(3) of the Employee Retirement Income Security
          ----
Act of 1974, as amended) or any "plan" (as such term is defined in Section 4975(e)(1) of the Code) which has been established or maintained or contributed to by the Borrower or an Affiliate that, together with the Borrower, is treated as a single employer under
Section 414(b), (c) or (m) of the Code.

          "Program Support Provider" means any Person now or hereafter extending credit or having a commitment to extend credit to or
           ------------------------
for the account of, or to make purchases from, a CP Conduit that is the Lender or a Permitted Transferee or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit's Commercial
Paper program (including the Liquidity Providers with respect to the Lender), as well as any Person now or hereafter acting as agent for such CP Conduit or for any of the foregoing Persons (including the Liquidity Agent with respect to the Lender).

         "Purchase Agreement" means the Airbus A318/A319 Purchase Agreement dated as of March 10, 2000 between AVSA S.A.R.L. and
          ------------------
Borrower, relating to the purchase by the Borrower of the Aircraft, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

         "Ratings Agencies" means S&P and Moody's.
          ----------------

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same
          ------------
may be modified and supplemented and in effect from time to time.

         "Regulatory Change" means any change after the date hereof in any Federal, state or foreign law or regulation (including
          -----------------
Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request under any Federal, state or foreign law or regulation (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to the Lender.

         "Replacement Engine" means any engine substituted for an Engine pursuant to Section 13(a) of the Credit Agreement.
          ------------------

         "Reserve Requirement" means, for any Lender with respect to any Note, the average maximum rate at which reserves (including,
          -------------------
without limitation, any marginal, supplemental or emergency reserves) are required to be maintained by the Lender in respect of such
Note under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D or as otherwise applicable under other requirements applicable to such Lender).  Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks or the Lender by reason of any Regulatory Change with respect to any category of extensions of credit or other assets that includes the Notes.

         "S&P" means Standard & Poors Ratings Service .
          ---

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Seller" means AVSA, S.A.R.L., a wholly-owned subsidiary of the Manufacturer.
          ------

         "Series" has the meaning specified in Section 2.02(a) hereof.
          ------

         "Special Default" means a Default under any of Sections 11(a), 11(b), 11(f) or 11(g) of the Credit Agreement.
          ---------------

         "Stipulated Insured Amount" for any Aircraft as of any date of determination means an amount equal to 110% of the aggregate
          -------------------------
principal amount then outstanding on the Notes of the Series issued in respect of such Aircraft.

         "Swap" means, with respect to each Loan, a notional interest rate swap which the Administrative Agent shall be deemed to
          ----
have entered into, on either the Swap Date or the Fixing Date, as applicable in accordance with the provisions of Schedule III to the
Credit Agreement, pursuant to the terms of a Swap Agreement, the provisions of which provide, inter alia, for the exchange on each
Interest Payment Date during the term of such Loan of (i) an amount equal to one-month USD LIBOR-BBA (as defined in the Swap
Agreement), calculated on an actual over 360-day basis, from and including the applicable Swap Date or Fixing Date and each Interest
Payment Date to but excluding the following Interest Payment Date, in respect of a notional amount equal to the principal amount of such Loan scheduled to be outstanding on each such Interest Payment Date (such amount to be paid by the swap counterparty as floating rate payor or which amount would be paid thereby had an interest rate swap actually been entered into) for (ii) a fixed rate of interest calculated on the basis of a 360-day year and the actual number of days elapsed in respect of such notional amount (such amount to be paid by the Administrative Agent as fixed rate payor or which amount would be paid thereby had an interest rate swap actually been entered into).

         "Swap Agreement" means a notional interest rate exchange agreement, deemed entered into by the Administrative Agent and a
          --------------
counterparty in connection with the transactions contemplated by the Operative Documents, which agreement will be deemed to be comprised of the ISDA Master Agreement and the related confirmation.

         "Swap Breakage Amount" means, with respect to each Loan, in the event of a prepayment of such Loan pursuant to Section 10(f)
          --------------------
of the Credit Agreement, the prepayment of such Loan following acceleration pursuant to Section 12(a) of the Credit Agreement or the prepayment or purchase of such Loan pursuant to Section 10(h) of the Credit Agreement the amount payable in connection with the early termination of the applicable Swap, as determined pursuant to Schedule IV of the Credit Agreement.

         "Swap Date" means the date on which the Swap described in Schedule III to the Credit Agreement is entered into (or would
          ---------
have been entered into, in the case of a notional Swap).

         "Tax" or "Taxes" means any and all fees (including, without limitation, license, documentation and registration fees), taxes
          ---      -----
(including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

         "U.S. Air Carrier" means any United States air carrier as to which there is in force a certificate issued pursuant to
          ----------------
Section 41102(a) of the Federal Aviation Act, and which is a citizen of the United States (as defined in 49 U.S.C.ss. 40102(a)(15))
holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 (or the equivalent authority issued by the Civil Aeronautics Board under the predecessor regulatory laws, rules and regulations) for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

         "War Risk Insurance" has the meaning assigned to such term in Section 6.02 hereof.
          ------------------

         "Warranty Bill of Sale" means, for any Aircraft, a full warranty bill of sale in favor of the Borrower from AVSA, S.A.R.L.
          ---------------------
in respect of such Aircraft.

         "Wet Lease" means any arrangement whereby the Borrower agrees to furnish an Airframe and associated Engines or engines
          ---------
installed thereon to a third party pursuant to which such Airframe and Engines or engines (i) are operated by pilots who are regular employees of the Borrower, and (ii) such property is maintained by the Borrower.

(f)      Certain Interpretive Matters.  For purposes of the Operative Documents and all such Notes and other documents, unless the
         ----------------------------
     context otherwise requires:  (a) unless otherwise specifically provided therein, any accounting term used in any Operative
     Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied (that certain items or computations are explicitly modified by the phrase "in accordance  with GAAP" shall in no way be construed to limit the foregoing); (b) all other undefined capitalized terms contained in any of the Operative Documents shall, unless the context indicates otherwise, have the meanings provided for by the
     Uniform Commercial Code as in effect in the State of New York to the extent the same are used or defined therein; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "herein," "hereof" and "hereunder" and other words of similar import used in any Operative Document refer to such Operative
     Documents as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified, and not to any particular section, subsection or clause contained in such Operative Document or any such annex, exhibit or schedule; (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Operative Document (or the Note or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the words "including," "includes" and
     "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h)
     references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Operative Document) or, in the case of Governmental Authorities,
     Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations; (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (k) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders.

Article II........
------------------

                                                               THE NOTES
                                                               ---------

Section 2.01......Form of Notes.  The Notes shall each be substantially in the form set forth below, as follows:
                  -------------

                                                             -------------

                                                        FRONTIER AIRLINES, INC.

                                                       PROMISSORY NOTE DUE 2011
                                     ISSUED IN CONNECTION WITH ONE AIRBUS MODEL A319-111 AIRCRAFT
                                     WITH MANUFACTURER'S SERIAL NUMBER ____ AND INITIALLY BEARING
     UNITED STATES FEDERAL AVIATION ADMINISTRATION REGISTRATION NUMBER _______ AND TWO CFM INTERNATIONAL MODEL CFM56-5B5/P ENGINES
                                     BEARING MANUFACTURER'S SERIAL NUMBERS ________ AND _________

New York, New York
No. R-
Series:  ______

$                                                                                                  [Delivery Date]

                  Frontier  Airlines,  Inc.  (the  "Borrower")  hereby  promises  to pay to Edison  Asset  Securitization,  L.L.C.,  or
                                                    --------
registered transferees,  the principal sum of ______________________  Dollars, in 120 consecutive  installments,  equal to the amounts, and payable on the Interest  Payment Dates,  set forth in Annex A hereto,  together with interest payable on each such Interest Payment
Date on the unpaid  principal  amount  hereof from the date  hereof,  or the  immediately  preceding  Interest  Payment  Date,  to (but excluding)  such Interest  Payment Date until such principal  amount is paid in full. If any sum payable under this Note falls due on a day which is not a Business Day,  then such sum shall be payable on the next  succeeding  Business Day,  unless such Business Day falls in the following  month, in which case such sum shall be payable on the Business Day immediately  prior thereto.  Interest on this Note shall be  payable  at a rate equal to  [_____]%  per annum  (calculated  on the basis of a 360-day  year and the actual  number of days elapsed).  In no  contingency  or event  whatsoever  shall the rate or amount of interest  paid by Borrower  under this Note exceed the maximum amount  permissible  under any law which a court of competent  jurisdiction  shall, in a final  determination,  deem applicable hereto.  In the event  that a court  determines  that the  Lender has  received  interest  hereunder  in excess of the  maximum  amount permitted  by such law,  (i) the  Lender  shall  apply such  excess to any unpaid  principal  owed by Borrower to the Lender or, if the amount of such excess exceeds the unpaid balance of such  principal,  the Lender shall promptly refund such excess interest to Borrower and (ii) the provisions  hereof shall be deemed amended to provide for such  permissible  rate. All sums paid, or agreed to be paid, by
Borrower which are, or hereafter may be construed to be,  compensation  for the use,  forbearance  or detention of money shall,  to the extent  permitted by applicable law, be amortized,  prorated,  spread and allocated  throughout the full term of all such  indebtedness until the  indebtedness is paid in full. This Note shall bear interest at the applicable  Past Due Rate on any principal  hereof,  and, to the extent  permitted by applicable law,  interest and other amounts due hereunder,  not paid when due (whether at stated  maturity, by  acceleration  or otherwise),  for any period during which the same shall be overdue,  payable on demand by the Lender given through the Administrative Agent.

                  All payments of principal,  Break Amount and Swap Breakage Amount and Additional  Costs, if any, and interest and all other amounts to be made to the Lender hereunder or under the Mortgage and Security  Agreement  [Frontier/PK]  dated as of May 9,  2001
(as amended or  supplemented  from time to time,  herein called the  "Mortgage",  the terms defined  therein and not otherwise  defined
                                                                      --------
herein being used herein with the same meanings)  among the Borrower,  PK AirFinance  S.A., New York Branch,  as  Administrative  Agent
thereunder and General Electric Capital Corporation,  as Collateral Agent thereunder or under the other Operative  Documents,  shall be made in accordance with the terms of the Mortgage and the other Operative Documents.

                  Principal  and interest and all other  amounts due  hereunder  shall be payable in Dollars in  immediately  available funds prior to 11:00 a.m.,  New York,  New York time, on the due date thereof,  to the  Administrative  Agent at the Payment Office and
the Administrative  Agent shall,  subject to the terms and conditions of the Mortgage,  remit all such amounts so received by it to the
Lender hereof in accordance with the terms of the Mortgage at the account set forth in Schedule I to the Credit  Agreement,  or to such account or accounts at such financial  institution or institutions as the Lender may designate to the  Administrative  Agent in writing from time to time, in immediately  available  funds,  such payment to be made, in the case of any such designated  account in New York,
New York,  prior to 1:00 p.m.,  New York time, on the due date thereof.  In the event the  Administrative  Agent shall fail to make any such  payment  as  provided  in the  immediately  foregoing  sentence  after  its  receipt  of funds at the place and prior to the time specified  above,  the  Administrative  Agent agrees to  compensate  the Lender for loss of use of funds in a  commercially  reasonable manner.  All such payments by the Borrower and the  Administrative  Agent shall be made free and clear of and without  reduction for or on account of all wire or other like charges.

                  The Lender,  by its acceptance of this Note,  agrees that,  except as otherwise  expressly  provided in the Mortgage, each payment  received by it in respect  hereof shall be applied,  first,  to the payment of any amount (other than the principal of or
                                                                   -----
interest  on this Note) due in respect of this Note,  second,  to the payment of  interest  hereon (as well as any  interest on overdue
                                                      ------
principal and, to the extent permitted by law, interest and other amounts payable hereunder) due and payable  hereunder,  third, to the
                                                                                                                          -----
payment of the principal of this Note then due and fourth, the balance, if any, remaining  thereafter,  to the payment of the principal
                                                   ------
of this Note remaining unpaid, in the manner set forth in the last sentence of Section 10(b) of the Credit Agreement.

                  This  Note is one of the Notes  referred  to in the  Mortgage  which  have  been or are to be issued by the  Borrower pursuant  to the terms of the  Mortgage.  The  Mortgage  Estate is held by the  Collateral  Agent as  security  for the  benefit of the
Lender,  in part,  for the  Notes.  Reference  is hereby  made to the  Mortgage  and the Credit  Agreement  referred  to therein  for a statement of the rights and  obligations  of the Lender,  and the nature and extent of the  security for this Note,  and the nature and extent of the  security  for the other  Notes,  as well as for a statement  of the terms and  conditions  of the trusts  created by the
Mortgage,  to all of which terms and  conditions in the Mortgage and such Credit  Agreement the Lender agrees by its acceptance of this
Note.

                  There shall be  maintained a Note  Register for the purpose of  registering  transfers  and exchanges of Notes at the office of the Administrative  Agent or at the office of any successor  administrative  agent in the manner provided in Section 10(c) of the Credit  Agreement.  As provided in the Credit  Agreement and subject to certain  limitations  set forth  therein,  this Note or any interest herein may,  subject to the next following  paragraph,  be assigned or transferred,  and the Notes are exchangeable for a like aggregate original principal amount of Notes of a like Series of any authorized  denomination,  as requested by the Lender surrendering the same.

                  Prior to the due presentment for  registration of transfer of this Note, the Borrower,  the Collateral  Agent and the
Administrative  Agent shall deem and treat the person in whose name this Note is registered on the Note Register as the absolute  owner of this Note and the Lender for the purpose of  receiving  payment of all amounts  payable  with respect to this Note and for all other purposes  whether or not this Note is overdue,  and neither the  Borrower nor the  Administrative  Agent shall be affected by notice to the contrary.

                  This Note is  subject  to  prepayment  as  permitted  by  Sections 10(f)  and 10(g) of the  Credit  Agreement  and to
acceleration by the  Administrative  Agent as provided in Section 12(a) of the Credit  Agreement,  and the Lender, by its acceptance of this Note, agrees to be bound by said provisions.

                  The Borrower agrees to be bound by the provisions set forth in Sections 9(b) and 23(d) of the Credit  Agreement as if
they were set forth in their entirety herein.

                  This Note shall be governed by and construed in accordance with the law of the State of New York.

                  IN WITNESS WHEREOF,  the Borrower has caused this Note to be executed in its corporate name by its officer  thereunto duly authorized, as of the date hereof.

                                                           FRONTIER AIRLINES, INC.

                                                           By:
                                                           Its:

                                                            Annex A to Note

                                                    SCHEDULE OF PRINCIPAL PAYMENTS

Interest Payment Date
(falling on or closest to)               Principal Amount to be paid1
--------------------------               ---------------------------

Section 2.02      Terms of Notes.  (a)  (a) On the Delivery Date of each Aircraft the Borrower shall issue Notes in respect of such
                  --------------
Aircraft (the Notes issued in respect of each Aircraft shall be referred to as a "Series") in an aggregate original principal amount
                                                                                  ------
of $24,000,000 to the Lender (or its respective nominees) in such amounts as shall be set forth in Schedule II to the Credit
Agreement for such Aircraft.

(b)      Each Note shall bear interest payable on each Interest Payment Date at the Applicable Rate on the unpaid principal amount thereof from the date thereof in the case of the first Interest Payment Date, or otherwise from the immediately preceding Interest
Payment Date, to (but excluding) the following Interest Payment Date until such principal amount is paid in full.  Interest hereunder and under the Notes shall be calculated on the basis of a year of 360 days and actual number of days elapsed.  If any sum payable under the Notes or under this Mortgage falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, unless such Business Day falls in the following month, in which case such sum shall be payable on the
Business Day immediately prior thereto.

(c)      The principal of the Notes of each Series shall be due and payable in 120 consecutive installments as set forth in
Schedule 1 to the Mortgage Supplement for such Series, the first such installment to be due on the first Interest Payment Date following the date of issuance of such Series of Notes.  The principal of the Notes shall be amortized on an annuity basis (using, as the discount rate, the Applicable Rate for the Loan relating to such Note) down to the applicable Balloon Amount, payable on the
Final Maturity Date for such Notes.  The Administrative Agent shall prepare the amortization schedule for each Note based on the methodology described in the preceding sentence.

(d)      Each Note shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by applicable law, interest and other amounts due thereunder and hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender given through the Administrative
Agent.  Any such late payment shall bear interest at the Past Due Rate and shall also be subject to a late fee of $150.

(e)      The Notes shall be executed on behalf of the Borrower by one of its authorized officers.  Notes bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes or did not hold such offices at the respective dates of such Notes.  No Notes shall be issued hereunder except those provided for in Section 2.02(a) and any Notes issued in exchange or replacement therefor pursuant to the terms of this Mortgage.  Each Note of any Series issued under this Section 2.02 shall be dated the Delivery Date of the related Aircraft.

Section 2.03      Termination of Interest in Mortgage Estate.  The Lender shall not, as such, have any further interest in, or other
                  ------------------------------------------
right with respect to, the Mortgage Estate relating to any Aircraft when and if the principal amount of and Break Amount, Swap
Breakage Cost, and Additional Costs, if any, and interest on and other amounts due under all Notes held by the Lender and all other sums due to the Lender hereunder and under the other Operative Documents in respect of such Aircraft shall have been paid in full.

Article III
------------------

                               REGISTRATION AND MAINTENANCE; OPERATION; POSSESSION AND LEASES; INSIGNIA
                               ------------------------------------------------------------------------

Section 3.01      Registration and Maintenance.  The Borrower shall:  (1) (a) on the Delivery Date for each Aircraft, cause such
                  ----------------------------
Aircraft to be duly registered in its name (if not so registered) and, at all times thereafter, to remain duly registered in the
United States of America in its name under the Federal Aviation Act and (b) on the Delivery Date for each Aircraft, cause this
Mortgage to be duly recorded in the name of the Collateral Agent for the benefit of the Lender and, at all times thereafter, so long as any Note shall be outstanding or any amount shall be owing to the Lender (but subject to Section 15.01(b)), cause this Mortgage to be so maintained of record as a first priority and perfected mortgage on the Aircraft; (2) maintain, service, repair, and overhaul
(or cause to be maintained, serviced, repaired, and overhauled) each Aircraft (and any engine which is not an Engine but which is installed on an Aircraft) (a) so as to keep such Aircraft in as good condition as when delivered to the Borrower by the Manufacturer
(ordinary wear and tear excepted) and so as to keep such Aircraft in good operating condition and in such condition as may be necessary to enable the airworthiness certification for such Aircraft to be maintained in good standing at all times under the
Federal Aviation Act except when (i) such Aircraft is being serviced, repaired, maintained, overhauled, tested or modified as permitted or required by the terms of this Mortgage or (ii) all Airbus A319-111 aircraft of comparable vintage and/or configuration have been grounded by the FAA, and (b) in accordance with the Maintenance Program for such Aircraft and without in any way discriminating against such Aircraft, and (3) maintain or cause to be maintained in English all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA.

Section 3.02      Operation.  The Borrower will not maintain, use, service, repair, overhaul or operate the Aircraft in violation of
                  ---------
any law, rule, regulation, treaty, or order of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority except the Borrower may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license or registration, so long as there is no material risk of the sale, forfeiture or loss of any Aircraft, any Airframe or any
Engine, or the Collateral Agent's interest therein.  The Borrower will not operate or fly any Aircraft in or to any war zone or any area of threatened or recognized hostility or in any area excluded from coverage by any insurance required to be maintained by the terms of Article VI (or any indemnity issued in lieu thereof); provided, however, that the failure of the Borrower to comply with the provisions of this sentence shall not give rise to an Event of Default hereunder where such failure is an extraordinary occurrence attributable to a hijacking, medical emergency, equipment malfunction, weather condition, navigational error or similar event.

Section 3.03      Possession and Leases.  The Borrower will not, without the prior written consent of the Administrative Agent at the
                  ---------------------
direction of the Lender, which consent (and direction) will not be unreasonably withheld or delayed, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe or any Engine or install or permit any Engine to be installed on any airframe other than an Airframe; provided that so long as no Event of Default shall have occurred and be continuing at the time of such delivery, transfer or relinquishment of possession or installation and the Borrower shall continue to comply with the provisions of Section 3.01 and Article VI, the Borrower may, without the prior written consent of the Administrative Agent:

(a)      subject any Engine to normal pooling or similar arrangements customary in the airline industry and entered into by the
Borrower in the ordinary course of its business with a U.S. Air Carrier or any other air carrier approved in writing by the
Administrative Agent at the direction of the Lender (which approval will not be unreasonably withheld or delayed); provided that
(i) no such agreement or arrangement contemplates or requires the transfer of title to any Engine and (ii) if the Borrower's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Borrower shall comply with Section 5.02 hereof in respect thereof;

(b)      deliver possession of any Airframe or any Engine to the Manufacturer or the Engine Manufacturer, or to any Person for
testing, service, repair, maintenance or overhaul work on any Airframe or any Engine or for alterations or modifications in or additions to the Airframe(s) or Engine(s);

(c)      install an Engine on an airframe owned by the Borrower, leased to the Borrower, or owned or purchased by the Borrower subject to a conditional sale or other security agreement, provided that (a) such airframe is free and clear of all Liens, except
(i) in the case of airframes leased to the Borrower or owned or purchased by the Borrower subject to a conditional sale or other security agreement, the rights of the parties to the lease or conditional sale agreement or other security agreement covering such airframe, or their assignee, (ii) Permitted Liens, and (iii) the rights of other air carriers under normal interchange agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon, and (b) any such lease, conditional sale or other security agreement provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe, and the inclusion in such agreement of a provision similar to the last paragraph of this Section 3.03 shall satisfy such requirement;

(d)      install an Engine on an airframe owned by the Borrower, leased to the Borrower or purchased by the Borrower subject to a conditional sale or other security agreement under circumstances where paragraph 3.03(c) above is inapplicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and the Borrower shall comply with Section 5.02 hereof in respect thereof, the Administrative Agent not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Borrower with such Section 5.02;

(e)      transfer possession of any Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to CRAF so long as the Borrower shall promptly notify the Administrative Agent upon transferring possession of such Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program and provide the
Administrative Agent with the name and address of the Contracting Office Representative for the Military Aircraft Command of the
United States Air Force to whom notice must be given in the event the Administrative Agent desires to give notice as provided in
Section 12 of the Credit Agreement;

(f)      transfer possession of any Airframe or any Engine to the United States of America or any instrumentality or agency thereof which bears the full faith and credit of the United States of America; and

(g)      enter into a lease with (i) any U.S. Air Carrier approved in writing by the Administrative Agent at the direction of the
Lender, which approval (or direction) shall not be unreasonably withheld, and which is authorized by an applicable Governmental
Authority to conduct commercial airline operations and to operate A319-100 aircraft, or (ii) any other Person approved in writing by the Administrative Agent at the direction of Lender.

         The rights of any transferee who receives possession by reason of a transfer permitted by this Section 3.03 (other than the transfer of an Engine deemed an Event of Loss) shall be subject and subordinate to (and, in the case of any lease, shall be expressly subject and subordinate to) all the terms of this Mortgage; provided that in the case of the use of an Aircraft in CRAF the subject and subordinate requirements herein shall be subject to the notice specified in Section 12 of the Credit Agreement and other requirements of the CRAF program.  In the case of any lease, the Borrower shall remain primarily liable hereunder for the performance of all of the terms of this Mortgage, and the terms of any such lease shall not permit any lessee to take any action not permitted to be taken by the Borrower hereunder with respect to the Aircraft and may permit the Borrower to cure any default by the lessee and to terminate the lease upon such default.

         Any Wet Lease or similar arrangement under which the Borrower maintains operational control of an Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 3.03 so long as such Wet Lease shall be for a term (including any renewals) not in excess of three months and is wet leased to a U.S. Air Carrier.

         The Collateral Agent agrees, for the benefit of the Borrower, and for the benefit of any mortgagee or other Lender of a security interest in any engine owned by the Borrower, any lessor of any engine leased to the Borrower and any conditional vendor of any engine purchased by the Borrower subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Collateral Agent nor its successors or assigns will acquire or claim, as against the Borrower or any such mortgagee, lessor or conditional vendor or other Lender of a security interest or interest in such engine as the result of such engine being installed on an Airframe; provided, however, that such agreement of the Collateral Agent shall not be for the benefit of any lessor or secured party of any airframe leased to the Borrower or purchased by the Borrower subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other Lender of a security interest in an airframe owned by the Borrower, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the
Collateral Agent, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

Section 3.04      Insignia.  On or prior to the Delivery Date, or as soon thereafter as practicable, the Borrower agrees to affix and
                  --------
maintain (or cause to be affixed and maintained) in the cockpit of each Airframe and on each Engine a nameplate bearing the inscription:

                  Mortgaged To

                  General Electric Capital Corporation, as Collateral Agent

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor to the Collateral Agent as permitted under the Operative Documents).

         Nothing herein contained shall prohibit the Borrower from placing its customary colors and insignia on each Airframe or any
Engine or from otherwise operating the Aircraft in its livery.

Article IV
------------------

                              REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS
                              --------------------------------------------------------------------------

Section 4.01      Replacement of Parts.  The Borrower will promptly replace or cause to be replaced all Parts which may from time to
                  --------------------
time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 4.03.  All replacement parts (other than replacement parts temporarily installed as provided in Section 4.02) shall be free and clear of all Liens (except Permitted Liens), and shall be in as good an operating condition, and shall have a value and utility substantially equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.  All Parts at any time removed from any Airframe or any
Engine shall remain subject to the Lien of this Mortgage, no matter where located, until such time as such Parts shall be replaced by parts which meet the requirements for replacement parts specified above.  Upon any replacement part becoming incorporated or installed in or attached to any Airframe or any Engine, without further act (subject only to Permitted Liens and any arrangement permitted by Section 4.02 hereof), (i) such replacement part shall become subject to the Lien of this Mortgage and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or such
Engine and (ii) the replaced Part shall no longer be deemed a Part hereunder.

Section 4.02      Pooling of Parts; Temporary Replacement Parts.  Any Part removed from any Airframe or any Engine as provided in
                  ---------------------------------------------
Section 4.01 hereof may be subjected by the Borrower to a pooling arrangement of the type which is permitted for Engines by
Section 3.03(a) hereof; provided that the Part replacing such removed Part shall be incorporated or installed in or attached to such
Airframe or Engine in accordance with Section 4.01 as promptly as practicable after the removal of such removed Part.  In addition, the Borrower may use temporary parts or pooled parts on an Aircraft as temporary replacements for Parts, provided that the Borrower as promptly thereafter as practicable, either (1) causes such pooled or temporary replacement part to become subject to the Lien of this Mortgage free and clear of all Liens other than Permitted Liens or (2) replaces such replacement part with a further replacement part owned by the Borrower which meets the requirements of Section 4.01 and which shall become subject to the Lien of this Mortgage, free and clear of all Liens other than Permitted Liens.

Section 4.03      Alterations, Modifications and Additions.  The Borrower will make (or cause to be made) such alterations,
                  ----------------------------------------
modifications and additions to the Airframes and Engines as may be required to meet the applicable standards of the FAA, subject to clauses (2)(a)(i) and (ii) of Section 3.01.  In addition, the Borrower may from time to time make such alterations and modifications in and additions to any Airframe or any Engine as the Borrower may deem desirable in the proper conduct of its business, including removal of Parts which the Borrower deems to be obsolete or no longer suitable or appropriate for use on such Airframe or such
Engine; provided that no such alteration, modification, removal or addition impairs the condition or airworthiness of such Airframe or such Engine, or diminishes the value, utility and remaining useful life of such Airframe or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification, removal or addition, assuming that such Airframe or such Engine is in the condition required hereunder.  All parts incorporated or installed in or attached or added to an Airframe or an Engine as the result of such alteration, modification or addition (except those parts which the Borrower has leased from others and Parts which may be removed by the Borrower pursuant to the next sentence) (the "Additional Part" or "Additional Parts") shall,
                                                                                    ---------------      ----------------
without further act, become subject to the Lien of this Mortgage.  Notwithstanding the foregoing, the Borrower may remove any
Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to any Airframe or any Engine at the time of delivery thereof hereunder or any
Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to any Airframe or any Engine pursuant to the terms of Article III hereof or the first sentence of this Section 4.03, and
(iii) can be removed from such Airframe or such Engine without impairing the airworthiness of such Airframe or such Engine or diminishing the value, utility and remaining useful life of such Airframe or such Engine which such Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred.  Upon the removal thereof as provided above, such
Additional Parts shall be deemed free of Lien of this Mortgage.

Section 4.04      Improvements Owned by Others.  Notwithstanding any other provision of this Mortgage, the Borrower may install or
                  ----------------------------
permit to be installed in an Aircraft audio-visual, entertainment, telephonic or other equipment owned by third parties (or owned jointly by the Borrower and others) and leased or otherwise furnished to the Borrower in the ordinary course of business, provided that such equipment meets all requirements for removal of Additional Parts as specified in Section 4.03, and the Lien of this
Mortgage shall not attach thereto and the rights of the owners therein shall not constitute a default under the Operative Documents.

Section 4.05      Substitution of Engines.  So long as no Default or Event of Default shall have occurred and be continuing, Borrower
                  -----------------------
shall have the right at its option at any time on at least five Business Days' prior written notice, to terminate the Lien of this
Mortgage with respect to any Engine.  In such event, and at the time of such termination, the Borrower shall replace such Engine hereunder by complying with the terms of Section 5.02 hereof to the same extent as if an Event of Loss had occurred with respect to such Engine (other than the time periods allowed for such replacement), and the Collateral Agent (at the direction of the Lender or the Administrative Agent on its behalf) shall release the replaced Engine from the Lien of this Mortgage as provided in Section 5.02.

Article V
------------------

                                                 LOSS, DESTRUCTION, REQUISITION, ETC.
                                                 ------------------------------------

Section 5.01      Event of Loss With Respect to the Aircraft.  Upon the occurrence of an Event of Loss with respect to an Airframe or
                  ------------------------------------------
an Airframe and the Engines and/or engines then installed thereon, the Borrower shall forthwith give the Administrative Agent, the
Collateral Agent and the Lender written notice of such Event of Loss but in any event within five days of such occurrence.  On the earlier of (x) the 90th day following the occurrence of such Event of Loss or (y) the fifth Business Day following the receipt of the insurance proceeds in respect of such Event of Loss, the Borrower shall pay or cause to be paid to the Administrative Agent an amount equal to the aggregate amount of the payment or payments of principal, Break Amount and Swap Breakage Amount (if any), Additional
Costs, interest and other amounts then due on or in respect of the Notes of the Series issued with respect to such Airframe and all other amounts due under the Operative Documents.

Section 5.02      Event of Loss With Respect to an Engine.  Upon the occurrence of an Event of Loss with respect to an Engine under
                  ---------------------------------------
circumstances in which there has not occurred an Event of Loss with respect to an Airframe, the Borrower shall forthwith give the
Administrative Agent, the Collateral Agent and the Lender written notice thereof (but in any event within ten days of such occurrence) and shall, within 60 days after the occurrence of such Event of Loss (or, in the case of an Event of Loss described in clause (vi) of the definition thereof, within 90 days after the Chief Financial Officer, Treasurer, any Vice President or other officer of the Borrower elected by the Borrower's Board of Directors has received actual knowledge of such Event of Loss), as replacement for the Engine with respect to which such Event of Loss occurred, subject to the Lien of this Mortgage another CFM
International, Inc. Model CFM56-5B5/P engine (or an engine of the same manufacturer of an equivalent or an improved model and suitable for installation and use on the Airframes and compatible with the other Engines mortgaged hereunder) free and clear of all
Liens (other than Inchoate Liens) and having a value and utility at least equal to, and being in as good an operating condition, as the Engine subject to such Event of Loss, assuming such Engine was maintained in accordance with the provisions of this Mortgage.
Prior to or at the time of any such conveyance, the Borrower will (i) cause a Mortgage Supplement with respect to such Replacement
Engine to be duly executed and filed for recording pursuant to the Federal Aviation Act, (ii) furnish the Administrative Agent and
Collateral Agent with an opinion of the Borrower's counsel to the effect that such Replacement Engine is owned by Borrower free and clear of all Liens (other than Inchoate Liens), and that upon execution and filing of the Mortgage Supplement or other required document the Replacement Engine will be subject to the Lien of the Mortgage on a first priority and perfected basis; provided that, in the case of any such Lien which ranks on par with or ahead in priority to the Lien of the Mortgage, the Borrower may satisfy the foregoing requirement if the Borrower shall have provided a bond or other security in respect of such Lien in an amount and under terms reasonably satisfactory to the Administrative Agent at the direction of the Lender, (iii) furnish a certificate signed by a duly authorized officer of the Borrower stating with respect to any Replacement Engine:  (1) a description of the Engine suffering the Event of Loss, which shall be identified by manufacturer's serial number; (2) a description of the Replacement Engine (including the manufacturer's name and serial number); (3) that on the date of the Mortgage Supplement relating to the Replacement Engine the
Borrower will be the owner of such Replacement Engine free and clear of all Liens except Permitted Liens, that such Replacement
Engine will be on such date in good working order (subject to maintenance permitted or required by this Mortgage) and condition and that such Replacement Engine is of the same or an improved model of the Engine; and (4) that each of the conditions specified in this
Section 5.02 and Section 10.01 with respect to such Replacement Engine has been satisfied and (iv) furnish the Administrative Agent and the Collateral Agent with such evidence of compliance with the insurance provisions of Article VI hereof with respect to such
Replacement Engine as the Administrative Agent or the Collateral Agent may reasonably request.  Upon compliance by the Borrower with all of the terms of this Section 5.02 and Section 13(a) of the Credit Agreement such Engine shall thereupon cease to be an Engine secured hereunder.  For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed an "Engine"
hereunder.

Section 5.03      Application of Payments From Governmental Authorities for Requisition of Title, Etc.  Any payments (other than
                  ------------------------------------------------------------------------------------
insurance proceeds the application of which is provided for in Article VI) received at any time by the Borrower or the Administrative
Agent from any governmental authority or other Person with respect to an Event of Loss (other than a requisition for use by the government of the United States of America not constituting an Event of Loss) will be applied as follows:

                  1.       If  payments  are  received  with  respect to an Airframe  (or an  Airframe  or any Engines or engines  then installed  thereon),  after  reimbursement  of the  Administrative  Agent,  Collateral  Agent and the Lender for  reasonable  costs and expenses,  so much of such  payments  remaining  as shall not  exceed the  amounts  required  to be paid by the  Borrower  pursuant  to
Section 5.01  shall be paid to the  Administrative  Agent and  applied in  reduction  of the  Borrower's  obligation  to pay such other amounts, if not already paid by the Borrower,  or, if already paid by the Borrower,  shall be applied to reimburse the Borrower for its payment of such  amounts,  and  following  the  foregoing  application,  the  balance,  if any, of such  payments  shall be paid to the
Borrower; and

                  2.       If such payments are received with respect to an Engine under  circumstances  contemplated  by  Section 5.02 hereof,  so much of such payments  remaining after  reimbursement  of the  Administrative  Agent,  Collateral  Agent and the Lender for
reasonable  costs and  expenses  shall be paid over to, or retained  by, the  Borrower,  provided  that the  Borrower  shall have fully performed, or will perform, the terms of Section 5.02 with respect to the Event of Loss for which such payments are made.

Section 5.04      Requisition for Use of the Aircraft by the United States Government or the Government of Registry of the Aircraft.
                  -----------------------------------------------------------------------------------------------------------------
In the event of the requisition for use of an Airframe or the Engines or engines installed on such Airframe by the government of the
United States of America or any other government of registry of an Aircraft or any instrumentality or agency of any thereof or a CRAF activation, in either case not constituting an Event of Loss, the Borrower shall promptly notify the Administrative Agent and
Collateral Agent of such requisition or activation, and all of the Borrower's obligations under this Mortgage with respect to such
Aircraft shall continue to the same extent as if such requisition or activation had not occurred.  All payments received by the
Administrative Agent, Collateral Agent or the Borrower from such government for the use of such Airframe and Engines or engines shall be paid over to, or retained by, the Borrower.

Section 5.05      Application of Payments During Existence of Special Defaults or Events of Default.  Any amount referred to in this
                  ---------------------------------------------------------------------------------
Article V which is payable to or retainable by the Borrower shall not be paid to or retained by the Borrower if at the time of such payment or retention a Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Administrative Agent as security for the obligations of the Borrower under this Mortgage and, if the Collateral Agent declares this Mortgage to be in default pursuant to Section 12 of the Credit Agreement, applied against the Borrower's obligations hereunder as and when due.  At such time as there shall not be continuing any such Special Default or Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.

Article VI
------------------

                                                               INSURANCE
                                                               ---------

Section 6.01      Bodily Injury Liability and Property Damage Liability Insurance.
                  ---------------------------------------------------------------

(a)      Except as provided in paragraph (b) of this Section 6.01, and subject to the self insurance to the extent permitted by
Section 6.04 and the provisions of Section 6.08, the Borrower will at all times carry and maintain or cause to be carried and maintained, on a non-discriminatory basis and with insurers of internationally recognized responsibility acceptable to the
Administrative Agent (which acceptability not to be unreasonably withheld or delayed), airline liability insurance, including passenger legal liability, bodily injury liability, war risk and allied perils liability, property damage liability, and contractual liability (exclusive of manufacturer's product liability insurance) with respect to each Aircraft in an amount per occurrence not less than $500,000,000.  The Borrower shall maintain cargo liability insurance in an amount not less than the amount of cargo liability insurance maintained for other aircraft operated by the Borrower.

(b)      During any period that an Aircraft is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by paragraph (a) above, and subject to the self-insurance to the extent permitted by Section 6.04, insurance otherwise conforming to the provisions of said paragraph (a) except that (i) the amounts of coverage shall not be required to exceed the amounts of bodily injury liability and property damage liability insurance from time to time applicable to aircraft owned or leased by major U.S. carriers of the same or similar type as such Aircraft which are on the ground and not in operation and
(ii) the scope of the risks covered and the type of insurance shall be consistent with industry practice and the same as from time to time shall be applicable to aircraft owned or leased by major U.S. carriers of the same or similar type which are on the ground and not in operation and will be consistent with industry practice.

Section 6.02      Insurance Against Loss or Damage to the Aircraft.
                  ------------------------------------------------

(a)      Except as provided in paragraph (b) of this Section 6.02 and the provisions of Section 6.08, and subject to the provisions of Section 6.04 permitting self-insurance, the Borrower shall at all times carry and maintain or cause to be carried and maintained, on a non-discriminatory basis, in effect with insurers of internationally recognized responsibility acceptable to the Administrative
Agent (which acceptability not to be unreasonably withheld or delayed) (i) "all risk" aircraft hull insurance covering each Aircraft
(with flight, taxiing and ingestion coverages), (ii) fire, transit and extended coverage of Engines and Parts while removed from an
Aircraft (providing insurance for replacement value), and (iii) war risk and allied perils insurance, including governmental confiscation and expropriation (other than by the government of registry of an Aircraft) and hijacking insurance (collectively, "War
                                                                                                                                 ----
Risk Insurance"); provided that, in the case of War Risk Insurance, such insurance shall only be required to be maintained (x) with
--------------
respect to the buy-backs covering strikes, sabotage, confiscation and hijacking contained in London Form LSW 555B and (y) with respect to terms and provisions of War Risk Insurance in addition to those covered by the preceding clause (x), (A) if and to the extent the same is maintained by the Borrower with respect to other aircraft owned or operated by the Borrower on the same routes or
(B) if an Aircraft is operated in a war zone (unless the Borrower obtains indemnification in lieu thereof pursuant to Section 6.06 hereof) or (C) if and to the extent the same is industry standard for major U.S. carriers operating similarly-sized aircraft on similar routes; provided, further, that the foregoing insurance shall at all times while an Aircraft is subject to this Mortgage be for an amount (taking into account self-insurance to the extent permitted by Section 6.04) not less than the Stipulated Insured
Amount.  In the case of a loss with respect to an engine (other than an Engine) installed on an Airframe, the Administrative Agent shall hold any payment received by it of any hull insurance proceeds in respect of such loss for account of the Borrower or any other third party to the extent the Borrower or such third party is entitled to receive such proceeds.

         Except during a period when a Special Default or an Event of Default has occurred and is continuing (in which case all losses will be adjusted by the loss payee), all losses will be adjusted with the insurers by the Borrower (giving due regard to the interest of the Collateral Agent and Administrative Agent).  It is agreed that all insurance payments received under insurance policies required to be maintained by the Borrower pursuant to this Section 6.02 as the result of the occurrence of an Event of Loss will be applied as follows:

                  1.       if such  payments are  received  with  respect to an Airframe  (or such  Airframe and the Engines  installed thereon),  payments as shall not exceed the amounts due  pursuant to  Section 10(f)  of the Credit  Agreement  shall be applied,  after reimbursement  of the  Administrative  Agent for reasonable costs and expenses,  in reduction of the Borrower's  obligation to pay such amounts, if not already paid by the Borrower,  or, if already paid by the Borrower,  shall be applied to reimburse the Borrower for its payment of such  amounts and the  balance,  if any, of such  payments  remaining  thereafter  will be paid over to, or retained by, the
Borrower; and

                  2.       if  such  payments  are  received  with  respect  to an  Engine  under  the  circumstances  contemplated  by
Section 5.02  hereof,  such payments  shall be paid over to, or retained by, the Borrower,  provided that the Borrower shall have fully performed or,  concurrently  therewith,  will fully perform the terms of Section 5.02  with respect to the Event of Loss for which such payments are made.

         The insurance payments for any property damage loss to any Airframe or any Engine not constituting an Event of Loss with respect thereto or with respect to an Event of Loss of an Engine shall be paid as follows:  all payments in respect of losses less than or equal to $750,000 shall be paid to the Borrower, and all payments with respect to losses greater than $750,000 shall be paid to the Administrative Agent, to be held as collateral security for the Borrower's obligations hereunder, and applied to reimburse the
Borrower for accomplishing repairs and/or replacements as required, or to pay suppliers directly for such repairs and/or replacements as directed by the Borrower.  In the case of any payment to the Administrative Agent (other than in respect of an Event of Loss of an
Aircraft), the Administrative Agent shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made or the replacement of the Engine suffering the Event of Loss, pay the amount of such payment, and any interest or income earned thereon, to the Borrower or its order.

(b)      During any period that an Aircraft is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by paragraph (a) above, and subject to the self-insurance to the extent permitted by Section 6.04, insurance otherwise conforming with the provisions of said paragraph (a), except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned or leased and operated by major U.S. carriers of the same or similar type similarly on the ground and not in operation, provided that, subject to the self-insurance to the extent permitted by Section 6.04, the Borrower shall maintain insurance against risk of loss or damage to such Aircraft in an amount at least equal to the Stipulated Insured Amount during such period that such Aircraft is on the ground and not in operation.

Section 6.03      Reports, Etc.  The Borrower will furnish, or cause to be furnished, to the Collateral Agent and the Administrative
                  -------------
Agent on or before each Delivery Date and annually on or before the renewal dates of the Borrower's relevant insurance policies, a report, signed by a recognized independent firm of insurance brokers, which brokers may be regularly retained by the Borrower (the
"Insurance Brokers"), describing in reasonable detail the hull and liability insurance then carried and maintained with respect to
------------------
each Aircraft and stating the opinion of such firm that, to the best of its knowledge, such insurance complies with the terms of
Article VI.  Such information shall remain confidential as provided in Section 21 of the Credit Agreement.  The Borrower will cause the Insurance Brokers to agree to advise the Collateral Agent and the Administrative Agent in writing (a) of any default in the payment of premium and of any other act or omission on the part of the Borrower of which it has actual knowledge and which will invalidate or render unenforceable, in whole or in part, any insurance as required by the terms hereof, (b) at least thirty (30) days
(seven (7) days in the case of War Risk Insurance) prior to the cancellation (but not scheduled expiration) or material adverse change of any insurance maintained pursuant to this Article VI, provided that, in respect of the War Risk Insurance, if the notice period specified above is not obtainable, the Insurance Brokers shall provide for as long a period of prior notice as shall then be obtainable and (c) if any of the insurance required by this Article VI are not renewed on the same terms (save as to premium and period of cover and as the Administrative Agent might otherwise have notified to the Insurance Brokers to be acceptable to the
Administrative Agent and Collateral Agent) seven (7) days prior to expiry thereof.  In the event that the Borrower shall fail to maintain or cause to be maintained insurance as herein provided, the Administrative Agent may, at its sole option, provide such insurance and, in such event, the Borrower shall, upon demand, reimburse the Administrative Agent for the cost thereof.

Section 6.04      Self-Insurance.  The Borrower may self-insure, by way of deductible, premium adjustment provisions in insurance
                  --------------
policies, or otherwise, under a program applicable to all aircraft in the Borrower's fleet, the risks required to be insured against pursuant to Sections 6.01 and 6.02 but in no case shall the self-insurance with respect to an Aircraft exceed $750,000 per occurrence; provided that no deductible shall be applicable in the case of a total loss of an Airframe.  In the event the prevailing industry minimum deductible for aircraft similar to the Aircraft increases, the Borrower and Administrative Agent shall consult one another toward a mutually agreeable modified deductible, such modified deductible to be effective only upon the written consent of the Administrative Agent (on behalf of the Lender).

Section 6.05      Additional Insurance by Borrower.  The Borrower may carry for its own account at its sole cost and expense insurance
                  --------------------------------
with respect to its interest in the Aircraft, provided that such insurance does not prevent the Borrower from carrying the insurance required or permitted by this Article VI or adversely affect such insurance provided hereunder or the cost thereof.

Section 6.06      Indemnification by Government in Lieu of Insurance.  Notwithstanding any provisions of this Article VI requiring
                  --------------------------------------------------
insurance, the Administrative Agent on behalf of the Lender agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the government of the United States of America or any agency or instrumentality thereof the obligations of which are supported by the full faith and credit of the government of the United States of
America, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Borrower shall be at least equal to the amount of insurance against such risk otherwise required by this Article VI (taking into account self insurance permitted by Section 6.04).  The Borrower shall furnish, in advance of attachment of such indemnity or insurance, if practical to do so, a certificate of a responsible financial or legal officer of the Borrower confirming in reasonable detail the amount and scope of such indemnification or insurance and that such indemnification or insurance complies with the preceding sentence.

Section 6.07      Application of Payments During Existence of a Special Default or an Event of Default.  Any amount referred to in
                  ------------------------------------------------------------------------------------
this Article VI which is payable to or retainable by or to be held for the benefit of the Borrower shall not be paid to or retained by or held for the benefit of the Borrower if at the time of such payment or retention a Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Administrative Agent, as security for the obligations of the Borrower under this Mortgage and, if the Collateral Agent, Administrative Agent or Lender, as applicable, shall have declared this Mortgage or the Credit Agreement to be in default, applied against the Borrower's obligations hereunder as and when due.  At such time as there shall not be continuing any such Special Default or Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.

Section 6.08      Terms of Insurance Policies.  Any policies carried in accordance with Sections 6.01 and 6.02 covering the Aircraft,
                  ---------------------------
and any policies taken out in substitution or replacement for any such policies, as applicable, (1) shall name the Additional
Insureds as additional insureds, as their interests may appear, (2) shall name the Administrative Agent (on behalf of the Lender) as sole loss payee to the extent provided in clause (12) below, (3) may provide for self-insurance to the extent permitted in
Section 6.04, (4) shall provide that if the insurers cancel such insurance for any reason whatsoever, or if any material change is made in the insurance which adversely affects the interest of any Additional Insured, such cancellation or change shall not be effective as to the Additional Insureds for thirty (30) days after receipt by (but, in the case of War Risk Insurance, seven (7) days after sending to) the Additional Insureds of written notice by such insurers of such cancellation or change, provided, however, that
                                                                                                             --------  -------
if, in respect of the War Risk Insurance, any notice period specified above is not obtainable, such policies shall provide for as long a period of prior notice as shall then be obtainable, (5) shall provide that in respect of the Additional Insureds' respective interests in such policies the insurance shall not be invalidated by any action or inaction of the Borrower and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Borrower, (6) shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured, (7) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if a separate policy covered each insured,  (8) shall waive any right of subrogation of the insurers or any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured but only to the extent of the indemnities provided under the Credit Agreement,
(9) shall provide that losses (other than for total loss of an Aircraft) shall be adjusted with the Borrower (or, if an Event of
Default shall have occurred which is continuing, with the Administrative Agent), (10) shall provide that the Additional Insureds are not liable for any insurance premiums, (11) shall be effective with respect to both domestic and international operations, (12) shall provide that (i) except as specified in clause (iii) of this sub-section, in the event of a loss involving payments in excess of
$750,000, all payments in respect of such loss up to the amount of Stipulated Insured Amount (whether such payment is made to the
Borrower or any third party) shall be paid to the Administrative Agent on behalf of the Lender, it being understood and agreed that in the case of any payment to the Administrative Agent otherwise than in respect of an Event of Loss of an Aircraft, the
Administrative Agent shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made or the replacement of the Engine suffering the Event of Loss, pay the amount of such payment, and any interest or income earned thereon, to the Borrower or its order,
(ii) except as specified in clause (iii) of this sub-section, all proceeds of $750,000 or less (regardless of the total amount of proceeds resulting from such loss) and any payments of any loss in excess of Stipulated Insured Amount for an Aircraft shall be paid to the Borrower or its order and (iii) notwithstanding anything to the contrary contained in the preceding clauses (i) and (ii), if a
Special Default or an Event of Default shall have occurred and be continuing and the insurers have been notified thereof by the
Administrative Agent, all payments of loss shall be paid to the Administrative Agent, (13) if war risk coverage is maintained, shall contain a 50/50 clause as per AVS 103, and (14) if the policy (or policies) contains (or contain) an electronic date recognition exclusion such as AVN 2000, to include AVN 2001 and AVN 2002 or such other writebacks for hull and liability coverage as are customary for commercial airlines in the United States.

Article VII
------------------

                                                             MISCELLANEOUS
                                                             -------------

Section 7.01      Termination of Mortgage.  (a) (a)  Upon (or at any time after) payment in full of the principal of and interest on
                  -----------------------
and Break Amount and Swap Breakage Amount, if any, and Additional Costs and all other amounts due under, or otherwise due to the
Lender hereunder and under the other Operative Documents and provided that there shall then be no other amounts due to the Lender,
                                                             --------
the Administrative Agent and the Collateral Agent hereunder or under the Credit Agreement or the other Operative Documents or otherwise secured hereby, the Collateral Agent, at the Administrative Agent's direction shall execute and deliver to or as directed in writing by the Borrower an appropriate instrument releasing the Aircraft from the Lien of this Mortgage, and the Collateral Agent, at the Administrative Agent's direction, shall execute and deliver such instrument as aforesaid and, at the Borrower's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Borrower to give effect to such release; provided, however, that this Mortgage and the trusts created hereby shall earlier terminate and this Mortgage shall be of no
         --------  -------
further force or effect and the rights of the Lender and the Administrative Agent shall terminate (and the Collateral Agent, at the
Administrative Agent's direction, shall release, by an appropriate instrument, the Mortgage Estate and the Aircraft from the Lien of this Mortgage) upon any sale or other final disposition by the Collateral Agent, at the Administrative Agent's direction, of all property part of the Mortgage Estate and the final distribution by the Administrative Agent of all monies or other property or proceeds constituting part of the Mortgage Estate in accordance with the terms hereof.  Except as aforesaid otherwise provided, this
Mortgage and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

(b)      In addition, upon (or at any time after) payment in full of the principal of and interest on and Break Amount and Swap
Breakage Amount and Additional Cost, if any, and all other amounts due under, or otherwise due to the Lender hereunder and under the other Operative Documents with respect to any Aircraft and provided that no Default shall be continuing and there shall then be no
                                                           --------
other amounts due to the Lender, the Administrative Agent and the Collateral Agent hereunder or under the Loan Agreement or the other
Operative Documents or otherwise secured hereby in respect of such Series of Notes with respect to any Aircraft, the Collateral
Agent, at the Administrative Agent's direction, shall execute and deliver to or as directed in writing by the Borrower an appropriate instrument releasing such Aircraft relating to such Series from the Lien of this Mortgage, and the Collateral Agent, at the
Administrative Agent's direction, shall execute and deliver such instrument as aforesaid and, at the Borrower's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Borrower to give effect to such release.

Section 7.02      No Legal Title to Mortgage Estate in the Lender.  The Lender shall not have legal title to any part of the Mortgage
                  -----------------------------------------------
Estate.  No transfer, by operation of law or otherwise, of any Note or other right, title and interest of the Lender in and to the
Mortgage Estate or hereunder shall operate to terminate this Mortgage or entitle the Lender or any successor or transferee of the
Lender to an accounting or to the transfer to it of legal title to any part of the Mortgage Estate.

Section 7.03      Sale of Aircraft by Collateral Agent is Binding.  Any sale or other conveyance of any Aircraft by the Collateral
                  -----------------------------------------------
Agent at the Lender's (or, on behalf of the Lender, the Administrative Agent's) direction, made pursuant to the terms of this
Mortgage shall bind the Lender and shall be effective to transfer or convey all right, title and interest of the Collateral Agent, the Borrower and the Lender in and to such Aircraft.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative Agent.

Section 7.04      Mortgage for Benefit of Administrative Agent, Collateral Agent and Lender.  Nothing in this Mortgage, whether
                  -------------------------------------------------------------------------
express or implied, shall be construed to give to any person other than the Borrower, the Collateral Agent, and the Lender (or the
Administrative Agent on its behalf) any legal or equitable right, remedy or claim under or in respect of this Mortgage.

Section 7.05      No Action Contrary to Borrower's Rights; Quiet Enjoyment.  Notwithstanding any of the provisions of this Mortgage to
                  --------------------------------------------------------
the contrary, so long as no Event of Default shall have occurred and be continuing, each of the Collateral Agent, the Administrative
Agent and Lender agrees that neither it nor any Person claiming by, through or under it, will not take any action in violation of the
Borrower's rights, including the right to quiet enjoyment, possession and use of the Aircraft in accordance with the terms of this
Mortgage by Borrower.

Section 7.06      Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands,
                  -------
authorizations, directions, consents, waivers or documents provided or permitted by this Mortgage to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telex, or by confirmed telecopy or electronic mail and (i) if to the Administrative Agent, addressed to it at its office at PK AirFinance S.A., 6d, Route de Treves, L-2633
Senningerberg, Luxembourg, Attention:  Vice President, Contracts, telephone:  (352) 34-20-30-1, telecopier:  (352) 34-80-50, with a copy to:  PK AirFinance S.A., New York Branch, The Carnegie Hall Tower, 152 West 57th Street, New York, NY 10019, Attention:
Vice-President, Marketing, telephone:  (212) 245-2575, telecopier:  (212) 397-9393, with a copy to:  Vedder, Price, Kaufman &
Kammholz, 222 N. LaSalle Street, Chicago, Illinois 60601, Attention:  Geoffrey R. Kass, Esq., telephone:  (312) 609-7553, telecopier:  (312) 609-5005 or (ii) if the Borrower, addressed to it at its office at Frontier Center One, 7001 Tower Road, Denver,
CO 80249, Attention: Chief Financial Officer, telecopy: (720) 374-4375, with a copy to:  Pillsbury Winthrop LLP, Financial Centre,
695 East Main Street, Stamford, CT 06904, Attn:  R. Jay Fortin, Esq., telephone:  (203) 965-8272, telecopier:  (203) 965-8226 or
(iii)  to the Collateral Agent, to General Electric Capital Corporation, 3001 Summer Street, 2nd floor, Stamford, CT  06927, Attn:
Manager, Conduit Administration, telephone: (203) 357-4328, telecopier: (203) 357-6166, (iv) if to the Lender, addressed to such party at such address as such party shall have furnished by notice to the Borrower and the Administrative Agent, or, until an address is so furnished, addressed to the address of such party (if any) set forth on Schedule I to the Credit Agreement.  Whenever any notice in writing is required to be given by the Borrower, the Administrative Agent or the Administrative Agent or the Lender to any
of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is received, if such notice is mailed by certified mail, postage prepaid, or is sent by confirmed telex, or by confirmed telecopy addressed as provided above.  Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Mortgage.

Section 7.07      Administrative Agent's Right to Perform for Borrower.  If the Borrower fails to make any payment or to perform or
                  ----------------------------------------------------
comply with any of its agreements contained herein, then (but in each case, other than in the case of failure to maintain insurance as required hereunder, no earlier than five Business Days after notice to Borrower as to the occurrence of such failure, whether or not it shall yet constitute an Event of Default hereunder) the Administrative Agent may itself make such payment or perform or comply with such agreement but shall not be obligated hereunder to do so, and the amount of such payment and the amount of the reasonable expenses of the Collateral Agent and Administrative Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be payable by Borrower upon demand.

Section 7.08      Severability.  Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to
                  ------------
such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.09      No Oral Modifications or Continuing Waivers.  No terms or provisions of this Mortgage or the Notes may be changed,
                  -------------------------------------------
waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Mortgage; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

Section 7.10      Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the
                  ----------------------
benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the Lender shall bind the successors and assigns of the Lender.

Section 7.11      Headings.  The headings of the various Articles and Sections herein and in the table of contents hereto are for the
                  --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.12      GOVERNING LAW; Counterparts.  THIS MORTGAGE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
                  ---------------------------
THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS), INCLUDING ALL MATTERS OF CONSTRUCTION,
VALIDITY AND PERFORMANCE.  This Mortgage may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 7.13      No Proceedings.  Each of the Borrower, Administrative Agent, the Collateral Agent and the Lender each hereby agrees
                  --------------
that, from and after the date hereof and until the date one year plus one day following the date on which all Commercial Paper has been indefeasibly paid in full in cash, it will not, directly or indirectly, institute or cause to be instituted against the Lender or any CP Conduit that becomes a lender any proceeding of the type referred to in the definition of "Bankruptcy Event."  The provisions of this Section 7.13 shall survive the termination of this Agreement.

Section 7.14      Limited Recourse.  The obligations, if any, of the Lender under this Agreement and all other Operative Documents are
                  ----------------
solely the obligations of the Lender.  No recourse shall be had for the making of any Loan or for any other obligation or claim arising out of or based upon any Operative Document against any incorporator, shareholder, officer, manager, member or director, past, present or future, of the Lender or of any successor or of the Lender's constituent members or other affiliates or of JH
Management Corporation, or against JH Management Corporation, either directly or through the Lender or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance thereof and as part of the consideration for the acceptance hereof, expressly waived and released.
Nothing in this Section 7.14 shall be deemed to impair or otherwise diminish any obligation of the Administrative Agent or the
Collateral Agent under this Mortgage or the other Operative Documents.  The provisions of this Section 7.14 shall survive the termination of this Agreement.

                  Notwithstanding  any  provisions  contained in this Mortgage to the contrary,  the Lender shall not, and shall not be obligated  to, pay any amount  pursuant  to this  Mortgage  unless (i) the  Lender has  received  funds  which may be used to make such payment  pursuant to the documents  governing its Commercial  Paper program,  and (ii) after giving effect to such payment,  either (A)
the Lender could issue  Commercial  Paper)(assuming  such outstanding  Commercial Paper matured at such time) without  violating any of the  provisions of the documents  governing its  Commercial  Paper  program,  or (B) all  Commercial  Paper is paid in full. Any amount which the Lender does not pay pursuant to the operation of the preceding  sentence  shall not constitute a Claim (as defined inss.101 of the  Bankruptcy  Code)  against or an  obligation  of the  Lender for any  insufficiency  unless  and until the  Lender  satisfies  the provisions of such preceding sentence.

                                                                [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS  WHEREOF,  the parties hereto have caused this Mortgage to be duly executed by their  respective  officers thereunto duly authorized,  as of the day and year first above written,  and acknowledge that this Mortgage has been made and delivered in the City of New York, and this Mortgage having become effective only upon such execution and delivery.

                                                           FRONTIER AIRLINES, INC.,
                                                           as Borrower

                                                           By:
                                                           Name:
                                                           Title:
                                                           PK AIRFINANCE S.A., NEW YORK BRANCH,
                                                           as Administrative Agent

                                                           By:
                                                           Name:
                                                           Title:
                                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                                           as Collateral Agent

                                                           By:
                                                           Name:
                                                           Title:

                                                                                        [Mortgage and Security Agreement [Frontier/PK]]
                                                       EXHIBIT A
                                                        Page 4

                                                               EXHIBIT A
                                                                  to
                                                               Mortgage

                                                          MORTGAGE SUPPLEMENT

                  MORTGAGE  SUPPLEMENT  [Frontier/PK]  No.  _____ dated  ___________,  ____ (this  "Mortgage  Supplement")  of Frontier
                                                                                                    --------------------
Airlines, Inc. (herein called the "Borrower").
                                   --------

                                                         W I T N E S S E T H:
                                                         - - - - - - - - - -

                  WHEREAS, the Mortgage and Security Agreement  [Frontier/PK] dated as of ___________,  2001 (the "Mortgage") among the
                                                                                                                   --------
Borrower,  PK AirFinance  S.A., New York Branch,  as  Administrative  Agent (the  "Administrative  Agent") and General Electric Capital
                                                                                   ---------------------
Corporation,  as  Collateral  Agent (the  "Collateral  Agent"),  provides  for the  execution  and  delivery  of a  supplement  thereto
                                           -----------------
substantially  in the form hereof which shall  particularly  describe the Aircraft  (such term and other  defined terms in the Mortgage being herein used with the same meanings) and any Replacement Engine included in the Mortgage Estate,  and shall specifically  mortgage such Aircraft or Replacement Engine, as the case may be, to the Collateral Agent.

                  WHEREAS2, the Mortgage  relates to the  Airframe and Engines  described  below and a  counterpart  of the Mortgage is attached hereto and made a part hereof and this Mortgage  Supplement,  together with such  counterpart of the Mortgage,  is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

                  WHEREAS3, the Mortgage and Mortgage Supplement  [Frontier/PK] dated  _______________ have been duly recorded pursuant to Subtitle VII of Title 49 of the United  States Code on  __________,  ____,  as one document and have been  assigned  Conveyance  No.
---------;

                  NOW,  THEREFORE,  this Mortgage  Supplement  witnesseth,  that, to secure the prompt  payment of the principal of and
Break  Amount and Swap  Breakage  Amount (if any) and  interest  on, and all other  amounts due with respect to, all Notes from time to time  outstanding  under the  Mortgage  and the  performance  and  observance  by the  Borrower of all the  agreements,  covenants  and provisions for the benefit of the Lender in the Mortgage and in the Credit  Agreement and the Notes  contained,  and the prompt payment of any and all amounts  from time to time owing under the  Mortgage or the Credit  Agreement  or the other  Operative  Documents by the
Borrower to the Lender,  and for the uses and purposes and subject to the terms and  provisions of the Mortgage,  and in  consideration of the premises and of the covenants  contained in the Mortgage,  and of the  acceptance of the Notes by the Lender,  and of the sum of
$1 paid to the  Borrower at or before the  delivery  hereof,  the receipt  whereof is hereby  acknowledged,  the  Borrower has granted, bargained,  sold, assigned,  transferred,  conveyed,  mortgaged,  pledged and confirmed,  and does hereby grant, bargain, sell, assign, transfer,  convey,  mortgage,  pledge and confirm,  unto the  Collateral  Agent and its  successors  and assigns,  for the security and benefit of the Lender,  in the trust  created by the Mortgage,  a security  interest in and mortgage  lien upon,  all right,  title and interest of the Borrower in, to and under the following described property:

                                                               AIRFRAME
                                                  One airframe identified as follows:

                                                                  FAA                      Manufacturer's
        Manufacturer                  Model               Registration Number               Serial Number
        ------------                  -----               -------------------               -------------
Airbus Industrie G.I.E.             A319-111

together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Borrower and installed in or appurtenant to said aircraft.

                                                           AIRCRAFT ENGINES
                                              Two (2) aircraft engines, each such engine
                                              having 750 or more rated takeoff horsepower
                                           or the equivalent thereof, identified as follows:

                                                                                          Manufacturer's
Manufacturer                                            Model                             Serial Number
------------                                            -----                             -------------
CFM International, Inc.                              CFM56-5B5/P

together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Borrower and installed in or appurtenant to said aircraft engines.

                  Together with all  substitutions,  replacements and renewals of the property above described,  and all property owned by the Borrower which shall hereafter become physically  attached to or incorporated in the property above described,  whether the same are now owned by the Borrower or shall hereafter be acquired by it.

                  TO HAVE AND TO HOLD all and singular the aforesaid  property unto the Collateral  Agent,  its successors and assigns, for the  benefit  and  security  of the Lender for the uses and  purposes  and  subject  to the terms and  provisions  set forth in the
Mortgage.

                  AND,  FURTHER,  the Borrower  hereby  acknowledges  that the Airframe  and/or  Engines  referred to in this  Mortgage
Supplement  have been  delivered  to the  Borrower  and are included in the property of the Borrower and are subject to the Lien of the
Mortgage.

                  The principal of the Notes of the Series issued in respect of the Aircraft  identified above shall be due and payable in 120 equal monthly installments down to the Balloon Amount, as set forth on Schedule 1 hereto.

                  This Mortgage  Supplement  shall be construed as supplemental to the Mortgage and shall form a part thereof,  and the
Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                  This Mortgage Supplement is being delivered in the State of New York.

                  IN WITNESS  WHEREOF,  the Borrower has caused this  Mortgage  Supplement  to be duly  executed by one of its officers thereunto authorized, this ____ day of ________, ____.

                                                           FRONTIER AIRLINES, INC.

                                                           By:
                                                           Name:
                                                           Title:

DNVR1:60165235.02                                    7

DNVR1:60165235.02
                                                              SCHEDULE 1

                                                    SCHEDULE OF PRINCIPAL PAYMENTS

Interest Payment Date                                                          Principal Amount to
(falling on or closest to)                                                           be Paid
--------------------------                                                           -------

                                               [OMITTED FROM COUNTERPART FILED WITH FAA
                                                     FOR CONFIDENTIALITY PURPOSES]

--------
                                         1 The amounts in this column for any Note shall be equal,  for any Interest Payment Date, to the product of (a) the  "Principal  Amount to be Paid"  for such  Interest  Payment  Date as set forth in the  Schedule  of  Principal  Payments  in  Schedule 1  to the  Mortgage
                                         Supplement for the Aircraft of the Series of this Note and (b) a fraction,  the numerator of which is the original  principal amount of such Note and the denominator of which is aggregate original principal amount of all Notes.
2        This recital to be included only in the first Mortgage Supplement.

3        This recital not to be included in the first Mortgage Supplement.